Associates and joint ventures	12 Months Ended
Dec. 31, 2023
Disclosure of associates [abstract]
Associates and joint ventures

13. Associates and joint ventures
The Group’s share of after-tax profits and losses of associates and joint ventures is set out below:

	2023 £m	2022 £m	2021 £m
Share of after-tax (losses)/profits of associates	(2)	1	36
Share of after-tax losses of joint ventures	(3)	(3)	(3)
	(5)	(2)	33
During the year, the Group disposed of an investment in a joint venture for £nil consideration, with the release of related commitments for future capital contributions resulting in a net £1 million profit on disposal.
In May 2021, the Group agreed with Innoviva Inc. to sell all of its shares in Innoviva back to Innoviva for £277 million. Following the disposal, at 31 December 2023, 31 December 2022 and 31 December 2021, the Group held no significant individual associates.
Summarised income statement information in respect of Innoviva until May 2021 is set out below.
The results of Innoviva included in the summarised income statement information below represent the estimated earnings of Innoviva in the relevant periods, based on publicly available information. Figures for 2021 include share of Innoviva’s turnover, profit and total comprehensive income until the date of the disposal.

2021 £m
Turnover	108
Profit after taxation	106
Total comprehensive income	106
Aggregated financial information in respect of GSK’s share of other associated undertakings and joint ventures is set out below:

	2023 £m	2022 £m	2021 £m
Share of after-tax losses	(5)	(2)	–
Share of other comprehensive income/(expense)	7	(9)	28
Share of total comprehensive income/(expense)	2	(11)	28
The Group’s sales to associates and joint ventures were £nil in 2023 (2022: £nil; 2021: £nil).
Please refer to the balance sheet information on Note 21, 'Investments in associates and joint ventures'.